SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 3, 2004



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)



                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



                000-23213                                43-1718931
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       (Commission File Number)          (I.R.S. Employer Identification Number)



13705 SHORELINE COURT EAST, EARTH CITY, MO                      63045
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(Address of principal executive offices)                      (Zip Code)



                                 (314) 344-0010
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              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  Exhibit Number    Description
                  --------------    -----------

                       99.1 Press Release dated February 3, 2004 announcing results for the fourth quarter and year ended December 31, 2003 and declaring quarterly dividend.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 3, 2004, Young Innovations, Inc. issued a press release setting forth Young Innovations, Inc.'s results for the fourth quarter 2003 and year ended December 31, 2003 and declaring a quarterly dividend. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   YOUNG INNOVATIONS, INC.


                                   By:  /s/ Arthur L. Herbst, Jr.
                                      ------------------------------------------
                                            Arthur L. Herbst, Jr.
                                            Executive Vice President and Chief
                                            Financial Officer

Dated:  February 4, 2004